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                                                                  EXHIBIT (a)(8)

                               AMENDMENT NO. 4 TO
                    AMENDED AND RESTATED DECLARATION OF TRUST
                                       OF
                        NICHOLAS-APPLEGATE MUTUAL FUNDS

         THIS AMENDMENT NO. 4 TO THE AMENDED AND RESTATED DECLARATION OF TRUST OF NICHOLAS-APPLEGATE MUTUAL FUNDS is made as of the 4th day of November, 1994 by the undersigned, constituting a majority of the Trustees of the Trust.

         WHEREAS, the Amended and Restated Declaration of Trust of the Trust adopted as of December 17, 1992, as heretofore amended, designated certain series of Interests of the Trust; and

         WHEREAS, the undersigned wish to establish certain additional series of Interests of the Trust;

         NOW THEREFORE, the Board of Trustees hereby amends the first sentence of Section 8.8 of the Amended and Restated Declaration of Trust of the Trust to read in full as follows:

         "Without limiting the authority of the Trustees set forth in this Section 8.8 to establish and designate any further series, the Trustees hereby establish and designate thirty-three series, as follows:

    Nicholas-Applegate Core Growth Portfolio A
    Nicholas-Applegate Core Growth Portfolio B
    Nicholas-Applegate Core Growth Institutional Portfolio Nicholas-Applegate Core Growth Qualified Portfolio Nicholas-Applegate Government Income Portfolio A Nicholas-Applegate Government Income Portfolio B Nicholas-Applegate Government Income Institutional Portfolio Nicholas-Applegate Government Income Qualified Portfolio Nicholas-Applegate Income & Growth Portfolio A Nicholas-Applegate Income & Growth Portfolio B Nicholas-Applegate Income & Growth Institutional Portfolio Nicholas-Applegate Income & Growth Qualified Portfolio Nicholas-Applegate Balanced Growth Portfolio A Nicholas-Applegate Balanced Growth Portfolio B Nicholas-Applegate Balanced Growth Institutional Portfolio Nicholas-Applegate Balanced Growth Qualified Portfolio Nicholas-Applegate Worldwide Growth Portfolio A Nicholas-Applegate Worldwide Growth Portfolio B Nicholas-Applegate Worldwide Growth Institutional Portfolio Nicholas-Applegate Worldwide Growth Qualified Portfolio

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    Nicholas-Applegate Emerging Growth Portfolio A
    Nicholas-Applegate Emerging Growth Portfolio B
    Nicholas-Applegate Emerging Growth Institutional Portfolio
    Nicholas-Applegate Emerging Growth Institutional Portfolio II
    Nicholas-Applegate International Growth Portfolio A
    Nicholas-Applegate International Growth Portfolio B
    Nicholas-Applegate International Growth Institutional Portfolio Nicholas-Applegate International Growth Qualified Portfolio
    Nicholas-Applegate Money Market Portfolio
    Nicholas-Applegate Money Market Institutional Portfolio
    Nicholas-Applegate Emerging Countries Growth Portfolio A
    Nicholas-Applegate Emerging Countries Growth Portfolio B
    Nicholas-Applegate Emerging Countries Growth Institutional Portfolio Nicholas-Applegate Global Growth & Income Portfolio A
    Nicholas-Applegate Global Growth & Income Portfolio B
    Nicholas-Applegate Global Growth & Income Institutional Portfolio Nicholas-Applegate Mini-Cap Growth Institutional Portfolio

         IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.

                                      /s/ Arthur E. Nicholas
                                      ----------------------------
                                      Arthur E. Nicholas

                                      /s/ Fred C. Applegate
                                      ----------------------------
                                      Fred C. Applegate

                                      /s/ Arthur B. Laffer
                                      ----------------------------
                                      Arthur B. Laffer

                                      /s/ Charles E. Young
                                      ----------------------------
                                      Charles E. Young

                                      -2-